NASDAQ: PCYO
www.purecyclewater.com
@PureCycleCorp

EARNINGS PRESENTATION FOR THE QUARTER ENDED NOVEMBER 30, 2022

PURE CYCLE CORPORATION



COMPANY OVERVIEW | WATER & WASTEWATER | LAND DEVELOPMENT | SINGLE FAMILY RENTALS | FINANCIAL RESULTS

Presented by Mark Harding, CEO | Kevin McNeill, CFO | Dirk Lashnits, VP Land Development

Safe Harbor Statement

Statements that are not historical facts contained or incorporated by reference in this presentation are "forward-looking statements" ("FLS") within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 as amended. FLS involve risks and uncertainties that could cause actual results to differ from projected results. The words "anticipate," "believe," "estimate," "expect," "plan," "intend" and similar expressions, as they relate to us, are intended to identify FLS. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. We are not able to predict all factors that may affect future results. We cannot assure you that any of our expectations will be realized. Our actual results could differ materially from those discussed in or implied by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such FLS include, without limitation: the risk factors discussed in our most recent Annual Report on Form 10-K; the timing of new home construction and other development in the areas where we may sell our water, which in turn may be impacted by credit availability; population growth; employment rates; general economic conditions; the market price of water; changes in customer consumption patterns; changes in applicable statutory and regulatory requirements; changes in governmental policies and procedures; uncertainties in the estimation of water available under decrees; uncertainties in the estimation of costs of delivery of water and treatment of wastewater; uncertainties in the estimation of the service life of our systems; uncertainties in the estimation of costs of construction projects; uncertainties in the amount and timing of reimbursable public improvement payments: uncertainty in the single family home rental market and our ability to rent homes in a timely manner or at the amount we project; the strength and financial resources of our competitors; our ability to find and retain skilled personnel; climatic and weather conditions, including flood, droughts and freezing conditions; labor relations; availability and cost of labor, material and equipment; delays in anticipated permit and construction dates; environmental risks and regulations; our ability to raise capital; our ability to negotiate contracts with new customers; and uncertainties in water court rulings; and other factors discussed from time to time in our press releases, public statements and documents filed or furnished with the SEC.

WE OPERATE MULTIPLE COMPLEMENTARY SEGMENTS...

...driving value for stakeholders with land and water investments



Water and Wastewater Resource Development Segment

- Own 29,900+ acre-feet of water rights
- Sustainable ground and surface water rights we estimate can serve up to 60,000 SFEs
- Denver metro land development requires developers to have water service as a condition of zoning, offering us a competitive edge
- Provide industrial and oil and gas customers with water



Land Development Segment

- Own property in highly attractive and easily accessible I-70 Corridor of Denver, Colorado
- Developing nearly 930 acres of a full Master Planned community known as Sky Ranch
- Sky Ranch can have around 3,200 residential units and over 2 million square feet of retail, commercial and industrial uses
- Developing residential and commercial land for which we are the sole water and wastewater service provider



Single-Family Home Rentals

- Build single family homes in the Denver metro area in neighborhoods we are developing
- Receive rental income in growing housing market
- Benefit from immediate asset appreciation and positive cash flows
- Provide water and wastewater service to rental properties

NASDAQ: PCYO
www.purecyclewater.com
@PureCycleCorp

EARNINGS PRESENTATION FOR THE QUARTER ENDED NOVEMBER 30, 2022

PURE CYCLE CORPORATION



COMPANY OVERVIEW | WATER & WASTEWATER | LAND DEVELOPMENT | SINGLE FAMILY RENTALS | FINANCIAL RESULTS

Presented by Mark Harding, CEO | Kevin McNeill, CFO | Dirk Lashnits, VP Land Development

Wholesale Water & Wastewater


Well/Diversion
Distribution
Usage
Wastewater Treatment
Treatement
Build
Collection
Reuse

Well/Diversion

- Vertically integrated in that we own, treat and sell water then collect, treat, and resuse wastewater
- Own and control 29,900+ acre feet of water
- Own rights to surface reservoir storage assets

Build

- Capacity to serve 60,000 taps
- Capital Capacity = $2.0 billion
- One-Time Connection Fees:
- Water tap = $28,308
- Sewer tap = $4,944

Usage

- Base fee = $32.74
- Consumption fee = Tiered
  - 0-15k gal - $4.63 per 1,000 gal
  - 15k-30k gal - $8.10 per 1,000 gal
  - >30k gal - $9.95 per 1,000 gal

Water System Balance

With Losses and Required Discharges



Water Supply
Ground Water Supply
Evaporation
Water System
Treatment
Evaporation
Outdoor Irrigation
Reuse
Surface Water Supply
Discharge to Stream

WATER INFRASTRUCTURE

All major infrastructure is in service to support phase 2 of the Sky Ranch development


Water
Assets
(at cost)
F Q1-2023
$67.7
FY 2022
$67.4
FY 2021
$60.7
FY 2020
$59.2
FY 2019
$46.2
FY 2018
$39.5
FY 2017
$36.2
86% Growth
*In millions

Water Assets/Infrastructure Inventory

- 2 Wastewater reclamation facilities
- 20 miles of transmission pipeline
- 4 Alluvial wells
- 150 Acre-feet surface storage
- 2 million gallons of water storage
- 29,900+ Acre-feet of water rights
- 11 Groundwater wells
- 30+ miles of distribution pipeline

WATER AND WASTEWATER

Customers - 1,248

New Residential

Residential water and wastewater customers added with every new phase at Sky Ranch
- Avg. residential customer generates $1,500 per year in revenue

New Commercial

- Future Sky Ranch commercial phases to include the equivalent of 1,800 taps
- More parks, irrigated space, and amentities will be added to the Sky Ranch CAB

Existing Residential

- **Sky Ranch Phase 1**
  - all taps sold for 509 homes (4 are our SFRs)
- **Sky Ranch Phase 2A**
  - 124 taps sold as of 11/30/2022 (10 are our SFRs)
- Elbert and Hwy 86 - more than 200 residents

Existing Commercial

- Elbert and Hwy 86 commercial customers inlcude a Walmart, carwash, and fitness center
- 3 parks and additional irrigated space for Sky Ranch CAB
- more irrigated space to come in Phase 2A in 2023
- Largest commercial customers are oil and operators - record sales to these customers in 2022

System Capacity

Wild Pointe



Capacity
~ 600
171 Residential
70 Commercial/Irr.

Sky Ranch



Capacity
~ 4,500
633 Residential
133 Commercial/Irr.

Lowry



Capacity
~50,000
0 Residential
242 Commercial/Irr.

OIL & GAS

We provide raw water to oil and gas operators for drilling with 120 wells drilled to date

Southern Wattenberg Niobrara

- Mulitple Formations
- Pad Development: 40 Acre spacing
- 16 wells/mile formation
- Oil rig can drill 20 wells per year
- Average $250,000 of water sales per well

More than 200 square miles in Adams & Arapahoe Counties


Q1
Q2
Q3
Q4
FY 2023
FY 2022
FY 2021
FY 2020
FY 2019
0
200
400
600
800
1,000
1,200
1,400
1,600
Revenue in thousands

DEVELOPMENT ENCROACHMENT TO LOWRY RANGE


View looking north of development encroachment on Lowry Range exclusive Service Area



NASDAQ: PCYO
www.purecyclewater.com
@PureCycleCorp

EARNINGS PRESENTATION FOR THE QUARTER ENDED NOVEMBER 30, 2022

PURE CYCLE CORPORATION



COMPANY OVERVIEW | WATER & WASTEWATER | LAND DEVELOPMENT | SINGLE FAMILY RENTALS | FINANCIAL RESULTS

Presented by Mark Harding, CEO | Kevin McNeill, CFO | Dirk Lashnits, VP Land Development

LAND DEVELOPMENT

- Developing the **930 acre** Sky Ranch
- Can accommodate up to **3,200** residential lots
- Can accommodate up to **2M sq. ft.** of commercial development **(1,800 SFE's)**
- **15 miles** east of downtown Denver and **4 miles** south of DIA


I-70
FUTURE LIGHT INDUSTRIAL PARCELS
FUTURE COMMERCIAL PARCELS
FUTURE OFFICE PARCELS
SCHOOL SITE

LAND DEVELOPMENT
PHASE 1 & 2

Phase 1

Phase 1 - 509 lots

100% Complete - Completed 2022

Rental lots - 4 lots

Sky Ranch Academy

K-7 opening in **2023**

High School opening in **2025**

Phase 2

Phase 2A - 229 lots
78% complete - est. completion 2024

Phase 2B - 211 lots
15 % complete - est. completion 2025

Phase 2C - 204 lots
0% complete - est. completion 2026

Phase 2D - 206 lots
0% complete - est. completion 2027

Rental lots - 46 lots

Total Lots = 1,359



FUTURE RECREATION CENTER & PARK
SCHOOL SITE
FUTURE SINGLE FAMILY DEVELOPMENT
BIG DIPPER PARK
OPEN SPACE / DETENTION
ORION PARK
WATER TREATMENT FACILITY
LITTLE DIPPER PARK
MONAGHAN ROAD
POCKET PARK
E. 6TH AVENUE
FUTURE COMMERCIAL PARCEL
FUTURE MIXED-USE DEVELOPMENT
FUTURE PARKS & OPEN SPACE

PARTNERING HOMEBUILDERS

taylor morrison — Homes Inspired by You

CHALLENGER HOMES

kb HOME

RICHMOND AMERICAN HOMES

LENNAR

D·R·HORTON America's Builder

SKY RANCH PHASE 2

Financial and Quantitative Data

Phase 2A (229 LOTS)

Lot Revenue**	$	18.4m
Tap Revenue		5.6m
Total Lot Costs		(20.1m)
Reimbursable*		16.7m
GROSS PROCEEDS	$	20.6m

Phase 2B (211 LOTS)

Lot Revenue**	$	17.0m
Tap Revenue		5.2m
Total Lot Costs		(18.3m)
Reimbursable*		15.2m
GROSS PROCEEDS	$	19.1m

Phase 2C (204 LOTS)

Lot Revenue**	$	16.7m
Tap Revenue		5.0m
Total Lot Costs		(17.4m)
Reimbursable*		14.5m
GROSS PROCEEDS	$	18.8m

Phase 2D (206 LOTS)

Lot Revenue**	$	17.9m
Tap Revenue		5.1m
Total Lot Costs		(17.6m)
Reimbursable*		$ 14.6m
GROSS PROCEEDS	$	20.0m

Phase 2 (850 LOTS)

Lot Revenue **	$	70.0m
Tap Revenue		20.9m
Total Lot Costs		(73.4m)
Reimbursable*		61.0m
GROSS PROCEEDS	$	78.5m

*Reimbursable costs are public improvements reimbursable from the Sky Ranch Community Authority Board

** Lot revenue does not include potential price escalators

TOTAL LOT SALES BY BUILDER



$26m
$24m
$22m
$20m
$18m
$16m
$14m
$12m
$10m
$8m
$6m
$4m
$2m
0
$17.1m
$12.8m
$10.7m
$24.5m
Lennar
Challenger
KB Homes
DR Horton

TOTAL LOTS BY TYPE



15.06%
22.12%
21.65%
9.53%
12.35%
19.29%
45' LOTS
45' LOTTS (ALLEY)
50' LOTS
35' LOTS
DUPLEXS
TOWNHOMES

TOTAL LOTS BY BUILDER



46
162
172
233
236
CHALLENGER
LENNAR
DR HORTON
KB HOMES
PCYO BTR

Market Conditions

The GOOD

- Pent-up demand for new home sales
  2005/2006 - 1.4M
  2021/2022 - 600K
- Mortgage rates stabalizing - still at historical averages
- Lot deliveries still trailing home starts
- All homebuilders in Sky Ranch are top 15 nationally
- Low unemployment
- House price appreciation
- Lower average days on market (June/Jan.)
  Typical - 60/90
  Current - 30/60

The BAD

- Interest Rates
  Abrupt uptick in 2022 - 3% to 7%
  (70s - 9%, 80s - 13%, 90s -8%, 2000s - 6%, 2010s - 4%)
- Builder confidence down
- Mortgage applications down
- Labor and material cost up
- Cancellations up
- Traffic down
- Home sales down

Recalibrate: **CORRECTION, NOT COLLAPSE**

Recalibration for Sky Ranch - timing on lot deliveries

Land Development

Denver Housing Market

- Job growth has slowed but remains strong, resulting in need for housing as people move into the state for work
- Although rising - rates are not out of the norm
- Sales slowing - still in line with average for past years

Zonda.

Denver Metro (incl Boulder) Ann Job Growth +63,300 YOY for 3.7% Ann Growth Rate


2014-2019 Ann rate: 2.7%
2020-2022 Ann rate: 1.8%
Total: ~ 1,778,300

Zonda.

11-County Front Range Starts Down YOY 16% Closings Down 12% but Both Remain Above Ten-Year Averages


35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Annual Starts 20,745
Annual Closings 19,688
3Q02 3Q03 3Q04 3Q05 3Q06 3Q07 3Q08 3Q09 3Q10 3Q11 3Q12 3Q13 3Q14 3Q15 3Q16 3Q17 3Q18 3Q19 3Q20 3Q21 3Q22

Zonda.

30-year Fixed Rate Mortgage Trends 79-83 & 19-22


1981
2022

NASDAQ: PCYO
www.purecyclewater.com
@PureCycleCorp

EARNINGS PRESENTATION FOR THE QUARTER ENDED NOVEMBER 30, 2022

PURE CYCLE CORPORATION



COMPANY OVERVIEW | WATER & WASTEWATER | LAND DEVELOPMENT | SINGLE FAMILY RENTALS | FINANCIAL RESULTS

Presented by Mark Harding, CEO | Kevin McNeill, CFO | Dirk Lashnits, VP Land Development

Single-Family Rentals

We have contracted for the construction of single family homes with the intent to retain them for long-term rental purposes within our Sky Ranch development.

Pure Cycle is working with an experienced home builder to construct these houses, which Pure Cycle will own and maintain, taking on a new role as property manager.



Single Family Rentals

Phase 1 & 2

Initial Three Homes Financed with our Bank

Flexible debt usage up to 70% of appraised value

Low cost capital (3.75 - 4.25%)

House appraisal value estimated at $547,000 based on homes sold in Sky Ranch per NMLS

Annual appreciation estimated at 4% per year

Price ranges in rental units from $2,400 - $3,000/month

Diverse product mix:
Duplex homes
35' alley load homes
45" detached homes!



*4th home completed 12/15/2023

14 Homes in Phase 1 & 2A

4 Homes Completed*

10 Under Construction

Market Watch

- Steady increase in lease price while other rental types fell
- Detached and Townhomes are more affordable per square foot and per bedroom
- Detached homes spend less days on market on average then other types of rental units
- Flexible work trends increasing demand for home rentals

Our Single Family Rentals

- Rented first 4 homes above the average market price (4th rented after 11/30/2022)
- All 4 homes rented within 14 days of listing
- 10 homes in Phase 2A under construction



CLOSED LISTINGS BY PRICE RANGE
53
197
474
660
884
701
454
289
167
395
89
Multi-Family/Condo/Townhome
Single-Family Residence
NEW LISTINTS BY PRICE RANGE
53
295
660
1,032
1,271
996
641
422
265
569
130
Multi-Family/Condo/Townhome
Single-Family Residence
MEDIAN DAYS IN MLS BY PRICE RANGE
5
5
6
7
8
8
7
8
7
6
RE COLORADO | MARKET WATCH – July 2022
7

Our Single Family Rentals - Operations and Cash Flows

Item	Actual Results 3 units*	Annualized	Avg per home/yr	Projected to 14 homes/yr	Projected to 50 homes/yr
Rental Income	$ 82	$ 98	$ 33	$ 459	$ 1,640
Operating Costs	30	36	12	168	600
G&A, Interest and Depreciation Expense	31	37	12	174	620
Net operating income	$ 21	$ 25	$ 8	$ 118	$ 420
Add back non-cash items	23	28	9	129	460
Cash flows from operations	$ 44	$ 53	$ 18	$ 246	$ 880

*ten months ended 8/31/2022







EARNINGS PRESENTATION FOR THE QUARTER ENDED NOVEMBER 30, 2022

NASDAQ: PCYO
www.purecyclewater.com
@PureCycleCorp

PURE CYCLE CORPORATION



COMPANY OVERVIEW | WATER & WASTEWATER | LAND DEVELOPMENT | SINGLE FAMILY RENTALS | FINANCIAL RESULTS

Presented by Mark Harding, CEO | Kevin McNeill, CFO | Dirk Lashnits, VP Land Development

Financial Results

Quarter 1 Summary

WATER & WASTEWATER

- $67.4 m in water assets (cost)
- 1,248 total taps served
- 67.5M gallons delivered in Q1 2023


SKY RANCH
Water Reclamation Facility
Est. 2019

LAND DEVELOPMENT

- Phase 2A 78% complete
- Phase 2B 15% complete - but delayed until spring 2023, no payments from builders yet
- $17.2M in reimbursable public improvement receivable
- 80%+ gross margin for Phase 2



SINGLE FAMILY RENTALS

- $1.0m in completed assets with an approximate market value of $1.6m
- 11 homes under construction at 11/30/2022 with deliveries in FY 2023
- Average monthly rental rates in excess of $2,800 per unit



Financial Results

Fiscal Q1-2023



Revenue
(in thousands)
$11M
$10M
$9M
$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
0
$3.08M
$10.46M
$4.87M
$4.27M
$1.34M
Q1 2019
Q1 2020
Q1 2021
Q1 2022
Q1 2023



Segment Revenue
(in thousands)
$11M
$10M
$9M
$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
0
$1.38M
$8.54M
$2.36M
$3.19M
$1.69M
$1.92M
$2.51M
$1.07M
$0.79M
Q1-2019
Q1-2020
Q1-2021
Q1-2022
Q1-2023
W-WW
Land Development
Single Family Rentals

Financial Results

Fiscal Q1-2023



Net Income
(in thousands)
$6.0M
$5.5M
$5.0M
$4.5M
$4.0M
$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
0
$0.63M
$5.77M
$0.85M
$1.51M
$0.20M
Q1 2019
Q1 2020
Q1 2021
Q1 2022
Q1 2023



Diluted EPS
$0.24
$0.22
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
0
$0.03
$0.24
$0.04
$0.06
$0.01
Q1 2019
Q1 2020
Q1 2021
Q1 2022
Q1 2023

SHARE REPURCHASE AUTHORIZATION / UPCOMING DATES

Stock Repurchase Program - as announced in the press release on November 14, 2022, our board approved an open-ended stock repurchase program which authorizes our CEO and CFO to repurchase up to 200,000 shares in the open market.

Important Upcoming Dates

- Annual Shareholders Meeting - **January 11, 2023**
- 10-Q Filing **- by January 17, 2023**
- Issuance of ESG Report - **Posted to website at end of November 2022**

BALANCE SHEET



(In thousands, except shares)	November 30, 2022	August 31, 2022
ASSETS:		
Current assets:		
Cash and cash equivalents	$ 16,843	$ 34,894
Investments	15,000	—
Trade accounts receivable, net	1,240	2,425
Prepaid expenses and other assets	427	467
Total current assets	33,510	37,786
Restricted cash	2,328	2,328
Investments in water and water systems, net	58,711	58,763
Construction in progress	2,484	1,224
Single-family rental units	963	975
Land and mineral rights:		
Held for development	7,287	6,773
Held for investment purposes	451	451
Other assets	2,454	2,463
Notes receivable – related parties, including accrued interest:	—	—
Reimbursable public improvements	18,487	17,208
Other	1,242	1,120
Operating leases - right of use assets, less current portion	120	138
Total assets	$ 128,037	$ 129,229
LIABILITIES:		
Current liabilities:		
Accounts payable	$ 1,039	$ 849
Accrued liabilities	920	2,029
Accrued liabilities – related parties	653	560
Income taxes payable	2,645	2,530
Deferred lot sale revenues	3,889	4,275
Deferred water sales revenues	552	570
Debt, current portion	10	10
Total current liabilities	9,708	10,823
Participating interests in export water supply	—	323
Debt, less current portion	3,947	3,950
Deferred tax liability, net	1,090	1,075
Lease obligations - operating leases, less current portion	44	62
Total liabilities	14,789	16,233
Commitments and contingencies		
SHAREHOLDERS' EQUITY:		
Series B preferred shares par value $0.001 per share, 25 million authorized; 432,513 issued and outstanding (liquidation preference of $432,513)	—	—
Common shares par value 1/3 of $.01 per share, 40.0 million authorized; 23,980,645 and 23,916,633 outstanding, respectively	80	80
Additional paid-in capital	174,243	174,150
Accumulated deficit	(61,075)	(61,234)
Total shareholders' equity	113,248	112,996
Total liabilities and shareholders' equity	$ 128,037	$ 129,229

INCOME STATEMENT



(In thousands, except share information)	Three Months Ended November 30, 2022	Three Months Ended November 30, 2021
Revenues:		
Metered water usage from:		
Municipal customers	$ 121	$ 147
Commercial customers	392	560
Wastewater treatment fees	63	55
Water and wastewater tap fees	150	261
Lot sales	513	2,945
Project management fees	8	248
Single-family rentals	25	8
Special facility projects and other	68	49
Total revenues	1,340	4,273
Expenses:		
Water service operations	479	289
Wastewater service operations	138	129
Land development construction costs	143	531
Project management costs	72	—
Single-family rental costs	10	3
Depletion and depreciation	378	354
Other	106	77
Total cost of revenues	1,326	1,383
General and administrative expenses	1,388	1,325
Depreciation	115	85
Operating income	(1,489)	1,480
Other income:		
Interest income - related party	247	361
Interest income on investments	228	1
Oil and gas royalty income, net	116	97
Oil and gas lease income, net	19	48
Other, net	1,218	11
Interest expense, net	(50)	(7)
Income from operations before income taxes	289	1,991
Income tax expense	130	477
Net income	$ 159	$ 1,514
Earnings per common share - basic and diluted		
Basic	$ 0.01	$ 0.06
Diluted	$ 0.01	$ 0.06
Weighted average common shares outstanding:		
Basic	23,985,788	23,917,908
Diluted	24,087,893	24,219,236

LEADERSHIP AND BOARD OF DIRECTORS

Mark W. Harding
President and CEO

Kevin B. McNeill
Vice President and CFO

Patrick J. Beirne
Chair of the Board

Peter C. Howell
Director and Chair of the Audit Committee

Jeffrey G. Sheets
Director

Wanda J. Abel
Director and Chair of the Nominating and Governance Committee

Daniel R. Kozlowski
Director and Chair of the Compensation Committee

Fredrick A. Fendel III.
Director

CONTACT AND COMPANY INFORMATION

CORPORATE HEADQUARTERS

34501 E. Quincy Ave, BLDG 65, Suite A, Watkins, CO 80137

CONTACT INFO

info@purecyclewater.com
303-292-3456
www.purecyclewater.com

Follow us on...
Twitter: @PureCycleCorp
LinkedIn: https://www.linkedin.com/company/pure-cycle-corporation

STOCK INFO

Ticker symbol (NASDAQ Capital Market): PCYO

Shares outstanding: 24.0 million

Questions?

NASDAQ: PCYO
www.purecyclewater.com
@PureCycleCorp

EARNINGS PRESENTATION FOR THE QUARTER ENDED NOVEMBER 30, 2022

PURE CYCLE CORPORATION



COMPANY OVERVIEW | WATER & WASTEWATER | LAND DEVELOPMENT | SINGLE FAMILY RENTALS | FINANCIAL RESULTS

Presented by Mark Harding, CEO | Kevin McNeill, CFO | Dirk Lashnits, VP Land Development